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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  SEPTEMBER 10, 2001


                              THE LOEWEN GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      BRITISH COLUMBIA                  1-12163                  98-0121376
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                 2225 SHEPPARD AVENUE EAST
                  TORONTO, ONTARIO, CANADA                        M2J 5C2
          ----------------------------------------             -------------
          (Address of Principal Executive Offices)             (Postal code)


        Registrant's telephone number, including area code:  604-299-9321
                                                             ------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On September 10, 2001, The Loewen Group Inc. (the "Company"), together with certain of its subsidiaries (collectively with the Company, the "Debtors"), filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"): (a) a Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries (the "Plan"); and (b) a related Disclosure Statement, dated September 10, 2001 (the "Disclosure Statement"). The Disclosure Statement was approved by the Bankruptcy Court on September 4, 2001, and, consistent with the schedule submitted to the Bankruptcy Court, the Disclosure Statement will be mailed to parties in interest no later than September 14, 2001.

         Copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.1 and 99.2, respectively. The Disclosure Statement contains certain projections (the "Projections") of the Debtors' operating profit, free cash flow and certain other items for the fiscal years 2001 through 2003. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies or make external projections or forecasts of their anticipated financial position or results of operations. The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors' reorganization proceedings. The Company refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the captions "Reorganized LGII -- Projected Financial Information -- Introduction," "Reorganized LGII -- Projected Financial Information -- Principal Assumptions for the Projections" and "Risk Factors -- Projections" with respect to the Projections.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired:

              Not Applicable.

         (b)  Pro Forma Financial Information:

              Not Applicable.

         (c)  Exhibits:

              Exhibit
              Number       Exhibit

               99.1        Fourth Amended Joint Plan of Reorganization of
                           Loewen Group International, Inc., Its Parent
                           Corporation and Certain of Their Debtor Subsidiaries.

               99.2 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LOEWEN GROUP INC.


                                       By:   /s/ BRADLEY D. STAM
                                          -------------------------------------
                                          Name:  Bradley D. Stam
                                          Title: Senior Vice President, Legal &
                                                 Asset Management

Date:  September 10, 2001







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                                  EXHIBIT INDEX



EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Fourth Amended Joint Plan of Reorganization of
             Loewen Group International, Inc., Its Parent
             Corporation and Certain of Their Debtor Subsidiaries.

 99.2        Disclosure Statement Pursuant to Section 1125 of the
             Bankruptcy Code for the Fourth Amended Joint Plan of
             Reorganization of Loewen Group International, Inc.,
             Its Parent Corporation and Certain of Their Debtor
             Subsidiaries.